Exhibit 10.3

AMENDMENT N° 27

TO THE

FULL SCALE SYSTEM DEVELOPMENT CONTRACT

No. IS-10-021

Between

Iridium Satellite LLC

And

THALES ALENIA SPACE FRANCE

for the

IRIDIUM NEXT SYSTEM

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy

PREAMBLE

This Amendment N° 27 (the “Amendment”) to the Full Scale System Development Contract No. IS-10-021 signed on June 1, 2010 between Iridium Satellite LLC and Thales Alenia Space France for the Iridium NEXT System, as amended, (the “Contract”) is entered into on this 2nd day of March, 2017 by and between Thales Alenia Space France, a company organized and existing under the laws of France, having its registered office at 26 avenue Jean François Champollion 31100 Toulouse – FRANCE (“Contractor”), and Iridium Satellite LLC, a limited liability company organized under the laws of Delaware, having an office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 - USA (“Purchaser”).

RECITALS

WHEREAS, Purchaser and Contractor have engaged in discussions relating to changes the Parties would like to incorporate in the Contract related to activation of the Certus services, implementation of Change Control Request 442 and price adjustment to account for certain Launch schedule and Launch Vehicle changes; and

WHEREAS, the Parties now desire to amend Articles 3 and 4, and Exhibit D of the Contract in accordance with the terms and conditions provided for in the Amendment.

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

Article 1:  Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Contract or any amendments thereto, as the case may be.

Article 2:  Article 3.9 is hereby incorporated into the Contract.

“3.9[***] Activation

Contractor shall, on a best efforts basis, work in good faith with Purchaser to: (i) first demonstrate [***] in orbit; and (ii) permanently activate the [***] as early as possible taking into account Contractor’s baseline contractual obligations with the goal of no deactivation thereafter.”

Article 3:  The Parties have agreed that Contractor shall implement the [***] set forth in Change Control Request 442, dated June 29, 2016, as approved by the Parties, and shall increase the Base Contract Price by the amount of [***] U.S. Dollars (US$[***]).

Article 4:  The Parties have agreed to increase the Base Contract Price by the amount of [***] U.S. Dollars (US$[***]) to account for Launch schedule and Launch Vehicle changes applicable to the Launch of the initial Satellite Batch as set forth in Contractor proposal TAS-16-CA/DCE-026, dated April 15, 2016, due to: (i) maintaining necessary resources before the first Launch due to adjustment of the fist Launch date; (ii) additional operation preparation activities; and (iii) extension of rehearsals.

1

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution CopyIridium / Thales Alenia Space Confidential & Proprietary

Article 5:  The Base Contract Price set forth in Article 4.1 of the Contract is hereby increased by the amount of [***] U.S. dollars (US$[***]), to a new Base Contract Price of no more than [***] U.S. dollars (US$[***]).

Article 4:  The USD payment amount applicable to [***] set forth in the Payment Plan is hereby deleted and replaced in its entirety by the USD payment amount of [***] U.S. dollars (US$[***]).

Article 5:  The USD payment amount applicable to [***] set forth in the Payment Plan is hereby deleted and replaced in its entirety by the USD payment amount of [***] U.S. dollars (US$[***]).

Article 6:  This Amendment may be executed and delivered (including via facsimile or other electronic means) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Article 7:  All other provisions of the Contract not expressly referred to in this Amendment remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers as of the date set forth in the Preamble.

IRIDIUM SATELLITE LLCTHALES ALENIA SPACE FRANCE

/s/ S. Scott Smith/s/ Denis Allard

S. Scott SmithDenis Allard

Chief Operating OfficerVice President

Iridium Program Director

1

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution CopyIridium / Thales Alenia Space Confidential & Proprietary